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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 15, 2005


                         GENESIS HEALTHCARE CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                   000-50351                20-0023783
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


                 101 East State Street, Kennett Square, PA 19348
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 610-444-6350
                                                            ------------


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

          On March 15, 2005, Genesis HealthCare Corporation ("GHC") issued a press release announcing that it sold an additional $30.0 million aggregate principal amount of its 2.5% convertible senior subordinated debentures due 2025 pursuant to the exercise in full of an option GHC had granted to the initial purchasers of the debentures sold on March 2, 2005. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                   Not applicable.

          (B)      PRO FORMA FINANCIAL INFORMATION.

                   Not applicable.

          (C)      EXHIBITS.

          The following exhibit is filed with this Current Report on Form 8-K:

                           Exhibit          Description
                           -------          -----------

                           99.1             Press Release dated March 15, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2005                     GENESIS HEALTHCARE CORPORATION


                                         By:   /s/ James V. McKeon
                                               ------------------------------
                                               Name:  James V. McKeon
                                               Title: Chief Financial Officer